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                       THE NAVELLIER PERFORMANCE FUNDS
                   THE NAVELLIER MID CAP GROWTH PORTFOLIO

              Supplement to Prospectus Dated December 28, 1999

The first sentence of the text under the heading CLASS I SHARES is hereby changed to read as follows:

"Class I Shares are available for purchase at no load by registered investment advisors, or their clients, or anyone else, provided that such investor purchases a minimum of $250,000 of Class I Shares of The Navellier Mid Cap Growth Portfolio."

February 24, 2000